File No. 33-77472
                                                  File No. 811-08468



                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)


Filed by the Registrant             /x/

Filed by a Party other than the Registrant           / /
Check the appropriate box:
/x/      Preliminary Proxy Statement
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ /      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e) (2))

                                Pioneer Bond Fund

                (Name of Registrant as Specified in its Charter)



                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/      No fee required.

                                PIONEER BOND FUND
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            SCHEDULED FOR MAY 4, 1999

         This is the formal agenda for your fund's shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Bond Fund:

         A meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, May 4, 1999 at 2:00 p.m., Boston time, to consider the following:

         1. To elect the nine (9) trustees named in the attached proxy statement to serve on the board of trustees until their successors have been duly elected and qualified.

         2. A proposal to approve an Agreement and Plan of Reorganization pursuant to which your fund, which is currently organized as a Massachusetts business trust, would be reorganized as a Delaware business trust.

         3(a)-(k).  Proposals to approve amendments to your fund's fundamental investment policies and restrictions, as described in the attached proxy statement.

         4. Any other business that may properly come before the meeting.

         Shareholders of record as of the close of business of March 5, 1999 are entitled to vote at the meeting and any related follow-up meetings.

                                      By order of the board of trustees,

                                      Joseph P. Barri, Secretary


Boston, Massachusetts
March 9, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, YOUR FUND WILL INCUR THE COST OF EXTRA SOLICITATIONS, WHICH IS INDIRECTLY BORNE BY YOU AND OTHER SHAREHOLDERS.

                                                                       0299-6108

                               PROXY STATEMENT OF
                                PIONEER BOND FUND
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                         SPECIAL MEETING OF SHAREHOLDERS

         This proxy statement contains the information you should know before voting on the proposals as summarized below.

PIONEER BOND FUND WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS WHO WANT TO OBTAIN A COPY OF THE FUND'S ANNUAL REPORT OR SEMI-ANNUAL REPORT SHOULD DIRECT ALL WRITTEN REQUESTS TO THE ATTENTION OF THE FUND, AT THE ADDRESS LISTED ABOVE, OR SHOULD CALL PIONEERING SERVICES CORPORATION, THE FUND'S TRANSFER AGENT, AT 1-800-225-6292.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time on Tuesday, May 4, 1999, and at any adjournments of the meeting to a later date. The purpose of this meeting is to consider:

         1. The election of the nine (9) trustees named in this proxy statement to serve on the board of trustees until their successors have been duly elected and qualified.

         2. A proposal to approve an Agreement and Plan of Reorganization pursuant to which your fund, which is currently organized as a Massachusetts business trust, would be reorganized as a Delaware business trust.

         3(a)-(k).  Proposals to approve amendments to your fund's fundamental investment policies, as described in this proxy statement.

         4. Any other business that may properly come before the meeting.

This proxy statement and proxy are being mailed to shareholders on or about March 9, 1999. The Annual Report for the fund for the fiscal period ended June 30, 1998, was previously mailed to shareholders.

WHO IS ELIGIBLE TO VOTE?

         Shareholders of record of the fund as of the close of business on March 5, 1999 (the "record date") are entitled to vote on all of the fund's business at the meeting or any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

         All of the nominees for election currently serve as trustees for your fund. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the board of trustees of the fund. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) FOR the election of the nine (9) nominees named below as trustees of the fund.

         The following table sets forth each nominee's position(s) with the fund, and their age, address, principal occupation and employment during the past five years and any other directorships held. The table also indicates the year during which he or she first became a trustee of the fund and the number of shares of the fund beneficially owned by each nominee, directly or indirectly, on February 26, 1999.

                                                                                                 NUMBER OF SHARES
                                                                                                    OWNED AND
                                                                                                  PERCENTAGE OF
                                                                                                  TOTAL SHARES
 NAME, AGE, POSITION(S) WITH       PRINCIPAL OCCUPATION OR EMPLOYMENT AND       FIRST BECAME A    OUTSTANDING ON
    THE FUND AND ADDRESS                      TRUSTEESHIPS(1)                       TRUSTEE      FEBRUARY 26, 1999

JOHN F. COGAN, JR.* (72)       President, Chief Executive Officer and a             1990
CHAIRMAN OF THE BOARD,         Director of The Pioneer Group, Inc. ("PGI");
PRESIDENT AND TRUSTEE          Chairman and a Director of Pioneer Investment
60 State Street                Management, Inc. ("Pioneer") and Pioneer
Boston, MA  02109              Funds Distributor, Inc. ("PFD"); Director of
                               Pioneering Services Corporation ("PSC"), Pioneer
                               Capital Corporation ("PCC"), Pioneer Real Estate
                               Advisors, Inc., Pioneer Forest, Inc., Pioneer
                               Explorer, Inc., Pioneer Management (Ireland) Ltd.
                               ("PMIL") and Closed Joint Stock Company
                               "Forest-Starma"; President and Director of
                               Pioneer Metals and Technology, Inc. ("PMT"),
                               Pioneer International Corp. ("Pint"), Pioneer
                               First Russia, Inc. ("First Russia") and Pioneer
                               Omega, Inc. ("Omega"); Chairman of the Board and
                               Director of Pioneer Goldfields Limited ("PGL")
                               and Teberebie Goldfields Limited; Chairman of the
                               Supervisory Board of Pioneer Fonds Marketing,
                               GmbH, Pioneer First Polish Investment Fund Joint
                               Stock Company, S.A. and Pioneer Czech Investment
                               Company, A.S.; Chairman, President and Trustee of
                               all of the Pioneer mutual funds; Director of
                               Pioneer Global Equity Fund plc, Pioneer Global
                               Bond Fund Plc, Pioneer DM Cash Fund Plc, Pioneer
                               European Equity Fund Plc, Pioneer Emerging Europe
                               Fund Plc, Pioneer US Real Estate Fund Plc and
                               Pioneer U.S. Growth Fund Plc (collectively, the
                               "Irish Funds"); and Partner, Hale and Dorr LLP
                               (counsel to PGI and the fund).

MARY K. BUSH                   President, Bush & Co. (international                 1997
(50)                           financial advisory firm); Director and/or
TRUSTEE                        Trustee of Mortgage Guaranty Insurance
4201 Cathedral Ave. NW         Corporation, Novecon Management Company,
Apt. 1016E                     Hoover Institution, Folger Shakespeare
Washington, DC  20016          Library, March of Dimes, Project 2000, Inc.
                               (not-for-profit educational organization), Small
                               Enterprise Assistance Fund, Wilberforce
                               University and Texaco, Inc.; Advisory Board
                               Member, Washington Mutual Investors Fund
                               (registered investment company); and Trustee of
                               all the Pioneer mutual funds, except Pioneer
                               Variable Contracts Trust.

RICHARD H. EGDAHL, M.D.        Alexander Graham Bell Professor of Health            1992
(72)                           Care Entrepreneurship, Boston University;
TRUSTEE                        Professor of Management, Boston University
Boston University Health       School of Management; Professor of Public
Policy Institute               Health; Boston University School of Public
55 Bay State Road              Health; Professor of Surgery, Boston
Boston, MA  02115              University School of Medicine, University
                               Program for Health Care Entrepreneurship, CORE
                               (management of workers' compensation and
                               disability costs - Nasdaq National Market), and
                               WellSpace (provider of complementary health
                               care); Trustee, Boston Medical Center; Honorary
                               Trustee, Franciscan Children's Hospital; and
                               Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM           Founding Director, The Winthrop Group, Inc.          1990
(51)                           (consulting firm); Manager of Research
TRUSTEE                        Operations, Xerox Palo Alto Research Center,
The Keep                       from 1991 to 1994; Professor of Operations
P.O. Box 110                   Management and Management of Technology and
Little Deer Isle, ME  04650    Associate Dean, Boston University School of
                               Management, from 1989 to 1993; and Trustee of all
                               the Pioneer mutual funds, except Pioneer Variable
                               Contracts Trust.

JOHN W. KENDRICK               Professor Emeritus, George Washington                1990
(81)                           University; Director, American Productivity
TRUSTEE                        and Quality Center; Adjunct Scholar, American
636 Waterway Drive             Enterprise Institute; Economic Consultant;
Falls Church, VA 22044         and Trustee of all of the Pioneer mutual
                               funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET            President Newbury, Piret & Company, Inc.             1990
(50)                           (merchant banking firm); Trustee of Boston
TRUSTEE                        Medical Center; Member of the Board of
One Boston Place               Governors of the Investment Company
Suite 2635                     Institute; and Trustee of all of the Pioneer
Boston, MA  02108              mutual funds.

DAVID D. TRIPPLE*              Executive Vice President and a Director of           1990
(55)                           PGI; President and a Director of Pioneer;
EXECUTIVE VICE PRESIDENT AND   Director of PFD, PCC, Pintl, First Russia,
TRUSTEE                        Omega, Pioneer SBIC Corporation ("Pioneer
60 State Street                SBIC"), PMIL and the Irish Funds; and
Boston, MA  02109              Executive Vice President and Trustee of all
                               of the Pioneer mutual funds.

STEPHEN K. WEST                Of Counsel, Sullivan & Cromwell (law firm);          1993
(70)                           Director, Kleinwort Benson Australian Income
TRUSTEE                        Fund, Inc., The Swiss Helvetia Fund, Inc.
125 Broad Street               (mutual funds), AMVESCAP PLC (investment
New York, NY  10004            managers) and American Insurance Holdings,
                               Inc.; Trustee, The Winthrop Focus Funds (mutual
                               funds); and Trustee of all of the Pioneer mutual
                               funds.

JOHN WINTHROP                  President, John Winthrop & Co., Inc. (private        1990
(62)                           investment firm); Director, of NUI Corp.
TRUSTEE                        (energy sales, services and distribution);
One North Adgers Wharf         and Trustee of all of the Pioneer mutual
Charleston, SC 29401           funds; except Pioneer Variable Contracts
                               Trust.

* Messrs. Cogan and Tripple are "interested persons" of the fund and Pioneer within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

(1) Each nominee also serves as a trustee for each of the open-end investment companies (mutual funds) in the Pioneer family of mutual funds, for Pioneer Interest Shares, a closed-end investment company, and for each of the twelve portfolios of the Pioneer Variable Contracts Trust (except Messrs. Kendrick and Winthrop and Mmes. Graham and Bush, who do not serve as trustees for Pioneer Variable Contracts Trust). Except for Ms. Bush, each trustee was most recently elected by the shareholders of the fund in 1995.
         Ms. Bush was elected by the other trustees in 1997.

(2) As of February 26, 1999, the trustees and officers of the fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the fund's outstanding shares.

          Ms. Piret, Mr. West and Mr. Winthrop serve on the audit committee of the board of trustees. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the nominating committee of the board of trustees. The primary responsibility of the nominating committee is the selection and nomination of candidates to serve as independent trustees. The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         During the fiscal year ended June 30, 1998, the board of trustees held twelve meetings, the audit committee held eleven meetings and the nominating committee held one meeting. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees or applicable committee, if any, held during the fiscal year ended June 30, 1998.

         Mr. Cogan is an officer of Pioneer and owns, as of February 20, 1999, approximately ___% of the outstanding Common Stock of Pioneer. None of the other nominees own more than [1%] of the outstanding Common Stock of Pioneer.

OTHER EXECUTIVE OFFICERS

         In addition to Messrs. Cogan and Tripple, who serve as executive officers of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the board of trustees and serves until his successor is chosen and qualified or until his resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

NAME, AGE AND POSITION WITH THE FUND                        PRINCIPAL OCCUPATION(S)
JOHN A. BOYNTON, (44), Treasurer                            Executive Vice President, Treasurer and Chief
                                                            Financial Officer of PGI; and Treasurer of PFD and all
                                                            of the Pioneer mutual funds.  Prior to joining PGI in
                                                            November 1998, Mr. Boynton was a Senior Vice President
                                                            of The Quaker Oats Company.

JOSEPH P. BARRI, (52), Secretary                            Corporate Secretary of PGI and most of its
                                                            subsidiaries; Secretary of all of the Pioneer mutual
                                                            funds; and Partner, Hale and Dorr LLP.

ERIC W. RECKARD, (42), Assistant Treasurer                  Vice President-Corporate Finance since February 1999;
                                                            Manager of Business Planning and Internal Audit of PGI
                                                            since September 1996; Manager of Fund Accounting of
                                                            Pioneer since May 1994; Manager of Auditing,
                                                            Compliance and Business Analysis for PGI prior to May
                                                            1994; and Assistant Treasurer of all of the Pioneer
                                                            mutual funds.

ROBERT P. NAULT, (34), Assistant Secretary                  Senior Vice President, General Counsel and Assistant
                                                            Secretary of PGI since 1995; Assistant Secretary of
                                                            Pioneer, certain other PGI subsidiaries and all of the
                                                            Pioneer mutual funds; Assistant Clerk of PFD and PSC;
                                                            and junior partner of Hale and Dorr LLP prior to 1995.

REMUNERATION OF TRUSTEES AND OFFICERS

         The following table provides information regarding the compensation paid by the fund and the other investment companies in the Pioneer family of mutual funds to the trustees for their services as indicated below. Compensation paid by the fund to Messrs. Cogan and Tripple, who are interested persons of Pioneer, is reimbursed to the fund by Pioneer. The fund pays no salary or other compensation of its officers.

                                                      TOTAL COMPENSATION FROM THE FUND
                                                       AND OTHER FUNDS IN THE PIONEER
                         AGGREGATE COMPENSATION           FAMILY OF MUTUAL FUNDS++
TRUSTEE                     FROM THE FUND+
John F. Cogan, Jr.         $   500*                             $ 18,750*
Mary K. Bush                  1,852                                77,125
Richard H. Egdahl, M.D.       1,851                                79,125
Margaret B.W. Graham          1,859                                81,750
John W. Kendrick              1,752                                65,900
Marguerite A. Piret           2,140                                98,750
David D. Tripple               500*                               18,750*
Stephen K. West               1,949                                85,050
John Winthrop                 2,079                                85,875
                             ------                                ------

  Totals                    $14,482                              $611,075
                           ========                              ========

* Pioneer fully reimbursed the fund and the other mutual funds in the Pioneer family of mutual funds for compensation paid to Messrs. Cogan and Tripple.

+        For the fiscal year ended June 30, 1998.

++       For the calendar year ended December 31, 1998.

INVESTMENT ADVISER

         Pioneer and Pioneer Fund Distributors, Inc., whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serve as investment adviser and principal underwriters, respectively, to the fund.

REQUIRED VOTE

         In accordance with the fund's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the nine (9) nominees receiving the greatest number of votes will be elected to the board.

                                   PROPOSAL 2

               APPROVAL OF AN AGREEMENT AND PLAN PROVIDING FOR THE
                 REORGANIZATION OF THE FUND FROM A MASSACHUSETTS
                   BUSINESS TRUST TO A DELAWARE BUSINESS TRUST

GENERAL

         At a meeting held on January 5, 1999, the trustees who were present unanimously approved, subject to the approval of shareholders of the fund, an Agreement and Plan of Reorganization in the form attached to this proxy statement as Exhibit A. The Plan of Reorganization provides for the reorganization of your fund, currently a Massachusetts business trust, into a newly established Delaware business trust (the "successor fund"). Prior to the reorganization, the newly established Delaware business trust will have no assets or operations other than such minimum assets supplied by Pioneer or one of its affiliates as may be required to establish independent SEC registration.

         After the reorganization is complete, the successor fund will carry on the business of your fund. If your fund's shareholders approve the proposed changes to the fund's fundamental investment policies described in Proposals 3(a)-(m) below, the successor fund's operations will change accordingly, to the extent approved. If these changes are not approved, the successor fund will have investment policies and restrictions that are identical to the investment policies and restrictions of your fund. The successor fund will also enter into a management contract and other service agreements which provide the same services on the same terms as those applicable to your fund.

         The principal differences between a Delaware business trust and a Massachusetts business trust as forms of organization are discussed below under the caption "Comparison of business trusts under Delaware law and Massachusetts law." Approval of the reorganization also constitutes approval of the termination of your fund in accordance with Massachusetts law. Following the reorganization, Pioneer will serve as investment adviser for the successor fund under a management contract which will have been approved by the board of trustees of the successor fund and by your fund, each as a sole shareholder of the successor fund, as further discussed below under the captions "Summary of the plan of reorganization."

REASONS FOR THE PROPOSED REORGANIZATION

         Your fund presently is organized as a Massachusetts business trust. The proposed form of organization of your fund as a Delaware business trust offers certain advantages over the current form of organization as a Massachusetts business trust. The advantages include:

         o clearer limitations upon liability for your fund's shareholders and trustees

         o   greater flexibility in the methods of shareholder voting

         o affording the trustees greater flexibility to amend the Delaware Declaration of Trust without shareholder approval (although this advantage could also be achieved under Massachusetts law by amending your fund's Declaration of Trust)

COMPARISON OF BUSINESS TRUST UNDER DELAWARE LAW AND MASSACHUSETTS LAW

         LIMITATION OF SHAREHOLDERS' SERIES' LIABILITY. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as your fund's shareholders) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, the board of trustees has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of multiple series of a Massachusetts business trust. While the trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position. Your fund has not issued multiple series of shares, and the trustees have no current intention to issue such shares. However, to the extent the board of trustees determines that the issuance of multiple series of shares is prudent, the trustees believe that your fund would be better situated to do so as a Delaware business trust.

         LIMITATION OF TRUST LIABILITY. Delaware law provides that, except to the extent otherwise provided in a fund's declaration of trust or bylaws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or bylaws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of thrust or bylaws. The declaration of trust of a Massachusetts business trust may limit liability of a trustee who is not also an officer of the trust, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which the trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

         SHAREHOLDER VOTING. Delaware law provides that a Delaware business trust's declaration of trust or bylaws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting though computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the 1940 Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

         BOARD COMPOSITION. Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware business trust to be governed by individuals who are more familiar with the series' particular operations.

COMPARISON OF YOUR FUND'S DECLARATION OF TRUST UNDER MASSACHUSETTS LAW AND DELAWARE DECLARATIONS OF TRUST UNDER DELAWARE LAW

         It is anticipated that the Delaware business trust will be required to hold fewer shareholder meetings than the Massachusetts business trust, potentially further reducing costs. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of a holding a special shareholder meeting. The trustees may have the power to amend the business trust's governing instrument to create a class or series of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile -- all without shareholder vote. Any exercise of authority by the trustees is subject to applicable state and federal law. The flexibility of Delaware business trusts should help to assure that the Delaware business trust always operates under the most advantageous form of organization and may reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.

         TRUSTEES' RECOMMENDATION

         After the matters discussed above and other matters deemed to be relevant, your board of trustees determined that the reorganization is in the best interest of your fund and will not result in the dilution of the interest of your fund's shareholders. The trustees present at the meeting held on January 5, 1999 unanimously voted to recommend that you vote FOR the reorganization.

         REQUIRED VOTE

         Since the Board of Trustees recommends the reorganization, approval of the Agreement and Plan of Reorganization requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the less of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2)      more than 50% of the outstanding shares of the fund.

In the event that the shareholders of your fund do not vote in favor of the reorganization, the trustees will determine what further action, if any, to take, including the possibility of resubmitting the proposal at a later time.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF YOUR FUND FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE BUSINESS TRUST.

SUMMARY OF THE PLAN OF REORGANIZATION

         The following discussion summarizes certain terms of the Plan of Reorganization. This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the form of Plan or Reorganization, which is attached to this proxy statement as Exhibit A. Assuming the Plan of Reorganization is approved, and your fund is able to obtain the necessary consent, approval, authorization or order of any court or governmental authority, it is currently contemplated that the Reorganization will become effective at the close of business on or about May 31, 1999.

         In order to accomplish the reorganization, a Delaware business trust has been formed. On the closing date of the reorganization (the "Closing Date"), your fund will transfer all of its assets to the successor fund in exchange for the assumption by the successor fund of all the liability of your fund and the issuance to your fund of shares of beneficial interest of the successor fund ("successor fund shares") equal to the value (as determined by using the procedures set forth in your fund's current prospectus) on the dates of the exchange of your fund's net assets. Consequently, for each share of the fund outstanding at the time of the reorganization, one successor fund share of the same class will be issued to the fund. Your fund, as sole shareholder of the successor fund, will then vote on certain matters that require shareholder approval, as described below. Immediately thereafter, your fund will liquidate and distribute successor fund shares to each shareholder pro rata in proportion to the shareholder's beneficial interest in each class of your fund in exchange for his or her current fund shares. After such distributions of successor fund shares, your fund will, as soon as practicable thereafter, be wound up and terminated. Certificates evidencing full or fractional successor fund shares will not be mailed to shareholders. UPON COMPLETION OF THE REORGANIZATION, EACH OF YOUR FUND'S SHAREHOLDERS WILL BE THE OWNER OF FULL FRACTIONAL SUCCESSOR FUND SHARES OF THE SAME CLASS AND EQUAL IN NUMBER AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES AS OF THE DATE OF THE EXCHANGE.

         As described above, the Plan of Reorganization authorizes of your fund as the then sole shareholder of a corresponding successor fund (i) to elect as trustees of the Delaware business trust the persons who currently serve as trustees of the Massachusetts business trust; (ii) to ratify the selection of the independent accountants; (iii) to approve the Rule 12b-1 plan of distribution for the successor fund and (iv) to approve the management contract for the successor fund. With respect to the foregoing matter, the successor fund will vote after the board of trustees of the successor fund has approved such matters.

         The newly elected trustees will hold office without limit in time except that (i) any trustee may resign; (ii) any trustee may be removed by written instrument signed by at least a majority of the trustees prior to removal; and (iii) a trustee may be removed at any special meeting of the shareholders of the successor fund by a vote of two-thirds of the outstanding shares of the successor fund. In case a vacancy shall exist for any reason, the remaining trustees of the successor fund for which the vacancy exists will fill such vacancy by appointing another trustee so long as, immediately after such appointment, at least two-thirds of the trustees have been elected by the shareholders of the successor fund.

         If, at any time prior to the Closing Date, (a) the trustees determine that it would not be in the best interest of your fund or your fund's shareholders to proceed with the execution of the Plan of Reorganization, or (b) your fund is unable to obtain the consent, approval, authorization or order of any court or governmental authority, the reorganization may not go forward, notwithstanding the approval of the reorganization by the shareholders at the meeting. The obligations of your fund under the Plan of Reorganization are subject to various conditions as stated therein. In order to provide against unforeseen events, the Plan of Reorganization may be terminated or amended at any time prior to the reorganization by mutual agreement of the trustees of your fund and the successor fund. Your fund and the successor fund may waive compliance with any of the covenants and conditions contained in, or may amend the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of shareholders of your fund.

NEW SECURITIES AND EXCHANGE COMMISSION ("SEC") REGISTRATION

         Under the reorganization, the successor fund will assume your fund's existing registration statements under the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND SERVICES

         The successor fund's transfer agent, Pioneering Services Corporation ("PSC"), will establish accounts for all shareholders of the successor fund containing the appropriate number of successor fund shares to be received by the shareholder under the Plan of Reorganization. Such account will be identical in all material respects to the accounts currently maintained by PSC for each of your fund's shareholders. Shareholders who have elected to receive a particular service, such as telephone redemptions or exchanges or Pioneer Investomatic Plans, will continue to receive such services as shareholders of the successor fund without any further action.

EXPENSES OF THE REORGANIZATION

         Pioneer will bear ALL expenses associated with the transactions contemplated by the Plan of Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

         It is a condition to the consummation of the reorganization that your fund receives on or before the Closing Date an opinion from counsel, Hale and Dorr LLP, substantially to the effect that, among other things, for federal income tax purposes the transactions contemplated by the Plan of Reorganization will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that, consequently, no gain or loss will be recognized for federal income tax purposes by your fund or its shareholders upon
(1) the transfer of all of the assets of your fund to the successor fund in exchange solely for successor fund shares and the assumption by the successor fund of your fund's liabilities and (2) the distribution by your fund of the successor fund shares, in liquidation of your fund, to the shareholders in exchange for your fund's shares. The opinion will further state, among other things, that (i) the federal tax basis of successor fund shares to be received by shareholders of your fund will be the same as the federal tax basis of the shares of your fund surrendered in exchange therefor and (ii) each shareholder's federal tax holding period for his or her successor fund shares will include such shareholder's holding period for shares of your fund surrendered in exchange therefor, provided that such shares were held as capital assets on the date of the exchange.

DESCRIPTION OF CERTAIN PROVISIONS OF THE SUCCESSOR FUND'S DELAWARE DECLARATION OF TRUST

         The following is a summary of certain provisions of the successor fund's Delaware Declaration of Trust.

         SERIES AND CLASSES. As discussed above, the Delaware Declaration of Trust would permit the successor fund to issue series of its shares which would represent interests in separate portfolios of investments including the corresponding current fund. No series would be entitled to share in the assets of any other series or be liable for the expenses or liabilities of any other series. The trustees would also be able to authorize the successor fund to issue additional classes of shares without prior shareholder approval.

         LIMITATIONS AND DERIVATIVE ACTIONS. In addition to the requirements under Delaware law, the Delaware Declaration of Trust provides that a shareholder of the successor fund may bring a derivative action on behalf of such successor fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the successor fund or 10% of the outstanding shares of the series or class of which such action relates, shall join in the request for the trustees to commence such action; and (b) the trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the successor fund for the expense of any such advisers in the event that the trustees determine not to bring such action. Trustees who are not "interested persons" as such term is used under the 1940 Act shall be deemed to be independent for purposes of all action taken by the Trustees, including any action taken with respect to a derivative action.

         SHAREHOLDER MEETINGS AND VOTING RIGHTS. The successor fund is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held for the successor fund, each share of the successor fund shall be entitled to one vote on all matters presented to shareholders including the election of trustees. Shareholders of the successor fund do not have cumulative voting rights in connection with the election of trustees. Meetings of shareholders of the successor fund, or any series or class thereof, may be called by the trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the successor fund shall only have the right to vote with respect to the limited number of matters specified in the corresponding Delaware Declaration of Trust and such other matters as the trustees shall determined or shall be required by law.

         INDEMNIFICATION. The Delaware Declaration of Trust of the successor fund provides for indemnification of trustees, officers and agents of the successor fund provided that no such indemnification shall be provided to any person who is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregarded of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware business trust.

         The Delaware Declaration of Trust provides that if any present or former shareholders of the successor fund, or any future series thereof, shall be held personally liable solely by reason of that person being or having been a shareholder and not because of such shareholder's act or omissions or for some other reason that shareholder (or their heirs, executors administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled, out of the assets belonging to the successor fund or series thereof, to be held harmless from and indemnified against all loss and expense arising from such liability. The successor fund, on its own behalf or on behalf of any affected series, shall, upon request by the shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the fund or series thereof, and satisfy any judgment any judgment thereon from the assets of the fund or series thereof.

         TERMINATION. The Delaware Declarations of Trust would permit termination of the successor fund or of any series or class of the successor fund (i) by a majority of the shareholders at a meeting of shareholders of the successor fund, series or class; or (ii) by a majority of the trustees without shareholder approval if the trustees determine that such action is in the best interest of the fund or its shareholders. The factors and events that the trustees may take into account in making such determination include (i) the inability of the successor fund, or any successor series or class to maintain their assets at an appropriate size; (ii) changes in laws or regulations governing them or affecting assets of the type in which they invest; or (iii) economic developments or trends having a significant adverse impact on their business or operations. Termination of your fund requires the affirmative 1940 Act majority vote of the fund.

         MERGER, CONSOLIDATION, SALE OF ASSETS, ETC. The Delaware Declaration of Trust would authorize the trustees of the successor fund without shareholder approval to specifically permit the successor fund, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the successor fund, or any series thereof. The Massachusetts Declaration of Trust does not specifically provide for mergers or consolidations of your fund. A sale of assets of your fund would require an affirmative 1940 Act majority vote of the fund.

         AMENDMENTS. The Delaware Declaration of Trust would permit the trustees to amend the Delaware Declaration of Trust without a shareholder vote; provided that shareholders of the successor fund shall have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) with respect to which shareholder approval is required by law; (iii) that would amend this provision of the Declaration of Trust; and (iv) with respect to any other matter that the trustees determine to submit to shareholders. Any amendment to the your fund's Declaration of Trust, except an amendment changing the name of the fund or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision of the Declaration of Trust, requires the affirmative 1940 Act majority vote of the fund.

                           PROPOSALS 3(A) THROUGH 3(K)

                       AMENDMENT TO THE FUND'S FUNDAMENTAL
                      INVESTMENT POLICIES AND RESTRICTIONS

         Pioneer and your board of trustees recommend that a number of changes be made to modernize your fund's fundamental investment policies and restrictions. The purpose of these changes is to afford your fund additional flexibility to respond more quickly to a constantly changing investment environment. Specifically, these changes are designed to give your fund the same degree of flexibility that many other mutual funds that are in the same category as your fund (I.E., investment grade bond funds) typically have without increasing the risks associated with investing in the fund beyond the industry norm for this type of bond fund. We are asking you to vote on these changes because the policies and restrictions described below are fundamental and may be changed only with shareholder approval. Please be aware that the fund's fundamental investment objective of providing current income from a high quality portfolio with due regard to preservation of capital and prudent investment risk will not change if these changes are approved.

         The 1940 Act requires mutual funds to adopt fundamental investment policies and restrictions covering certain types of investment practices. Your fund, however, is also subject to a number of other fundamental policies and restrictions that are not required by the 1940 Act or any other current laws. In fact, most of your fund's investment policies were designated as fundamental when your fund was organized in 1978 because that was the standard practice in the mutual fund industry at the time. The mutual fund industry has matured significantly over the last 21 years, and the vast majority of mutual funds which are organized today do not designate their investment policies (or even investment objectives for that matter) as fundamental so that they will have greater flexibility to respond to changes in the investment landscape. Similarly, most of your fund's investment restrictions were adopted to reflect certain regulatory, business or industry conditions which are no longer in effect, especially the "blue sky" laws formerly imposed by state securities regulations. It is also recommended that some of the fundamental restrictions be liberalized to the extent permitted under the 1940 Act in light of current interpretive positions of the staff of the Securities and Exchange Commission (the "SEC").

         Pioneer expects that you will benefit from these proposed changes to the fund's fundamental policies and investment restrictions in several ways. First, the fund would have the same degree of flexibility to respond to new developments and changing trends in the fixed income marketplace that other comparable funds typically have. Pioneer believes that this added flexibility will make your fund more competitive among its peer group of bond funds. Pioneer recognizes that this added flexibility may also introduce added risks to an investment in the fund. However, Pioneer believes that these changes may improve the fund's risk-return balance by allowing for enhanced performance at a minimal increase in risk for the fund's overall portfolio. Pioneer would carefully evaluate all new investment opportunities which could become available to the fund as a result of the increased flexibility to determine whether any would be suitable for the fund given its investment objective, policies and risk profile. In addition, Pioneer believes that these changes will NOT expose the fund's shareholders to risks that are any greater than the risks normally associated with investing in comparable bond funds.

         Second, the proposed changes to the fund's investment restrictions are designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by the adviser, which will facilitate the adviser's compliance efforts. Also, these revised restrictions should assist investors in understanding the characteristics and risks associated with this fund and will allow for more effective comparison to other mutual funds with similar investment objectives.

           PROPOSED AMENDMENTS TO INVESTMENT POLICIES AND RESTRICTIONS

         The table below sets forth the fund's current fundamental policies and restrictions in the left hand column and the proposed amended policies or restrictions in the right hand column. The current restrictions are presented in the same order as they are listed in the fund's statement of additional information. The amended restrictions, if approved, will be reordered in the fund's revised statement of additional information.



PROPOSAL                  CURRENT FUNDAMENTAL POLICY                       AMENDED NON-FUNDAMENTAL POLICY
3(a)            At least 85% of the fund's total assets must be        AMENDED AS FOLLOWS:  At least 80% of the
                invested in (a) debt securities issued or guaranteed   fund's total assets must be invested in (a)
                by the U.S. government or its agencies or              debt securities issued or guaranteed by the
                instrumentalities, (b) investment-grade securities,    U.S. government or its agencies or
                that is, debt securities, including convertible        instrumentalities, (b) investment-grade
                securities, that are rated "A" or higher by the        securities, that is, debt securities,
                major recognized bond services, and comparably rated   including convertible securities, that are
                commercial paper and (c) cash and cash equivalents     rated "BBB" or higher by a nationally
                (such as certificates of deposit, repurchase           recognized statistical rating organization
                agreements maturing in one week or less and bankers'   and comparably rated commercial paper and
                acceptances)                                           (c) cash and cash equivalents (such as
                                                                       certificates of deposit, repurchase
                The fund may also invest up to 15% of its total        agreements maturing in one week or less and
                assets in debt securities, including convertible       bankers' acceptances)
                securities, which are rated in the fourth highest
                grade by the major recognized bond services and        The fund may invest up to 20% of its total
                commercial paper which is comparable.  None of the     assets in debt securities rated below
                fund's portfolio may be invested in debt securities    investment or in unrated securities that are
                which are rated below the fourth highest grade or      determined to be of equivalent quality by
                are unrated, except that the fund may hold debt        Pioneer.
                securities the ratings of which are reduced
                subsequent to purchase.

EXPLANATION FOR PROPOSAL 3(A). The Trustees recommend that the rating criteria for the fund's investments be made non-fundamental and revised to permit the fund greater flexibility to invest in fixed income securities rated BBB (the lowest investment grade category) and below. This policy change will give the fund greater flexibility to select from a wider range of debt securities. The fund's current policies do not allow the fund to invest in debt securities rated below investment grade (or in unrated securities of equivalent quality) and limit securities rates of BBB to 15% of the fund's assets. Pioneer believes that these sectors of the fixed income marketplace offers a number of attractive investment opportunities for your fund. Pioneer believes that by investing a greater portion of the fund in securities rated BBB and allocating a small portion of the fund's assets to below investment grade securities, the fund can enhance its performance without subjecting the fund to undue additional risk. In addition, Pioneer believes that this added flexibility will allow the fund to compete on a more equal footing with other comparable bond funds which typically allocate up to 20% of their assets to below investment grade securities and are not restricted in their allocation among investment grade categories. In addition, by making this policy non-fundamental, the Trustees will be able to authorize further changes in the fund's rating criteria in the future. Consequently, the fund will be able to respond to the changing market environment without the delay and cost of a shareholder vote.

 The fund's primary investment focus will remain investment grade debt securities. If the changes are approved, at least 80% of the fund's total assets will be invested in investment grade securities. The remainder of the fund's assets, up to 20%, would be available for investment in below investment grade securities. This does not mean that Pioneer will always allocate the full 20% of the fund's total assets to such securities. Pioneer will only advise the fund to purchase below investment grade securities after conducting a thorough analysis of the issuer of the security and only if Pioneer determines that the purchase would be consistent with the fund's investment objective of providing current income with due regard for the preservation of capital and prudent investment risk.

PROPOSAL                  CURRENT FUNDAMENTAL POLICY                       AMENDED NON-FUNDAMENTAL POLICY
3(b)            Not more than 15% of the fund's assets may be          The fund may invest up to 15% of its total
                invested in foreign securities and not more than 5%    assets in securities of non-U.S. issuers,
                of its total assets may be invested in foreign         including up to 5% of its total assets in
                securities that are not listed on a recognized         securities of emerging market issuers. This
                foreign or domestic exchange, provided that            limitation does not apply to securities of
                purchases of Canadian securities are not subject to    Canadian issuers.
                the limitations of this paragraph.

EXPLANATION OF PROPOSAL 3(B). Other than redesignating this policy as non-fundamental, the only change are to eliminate 5% limit on bonds that are not listed and to allow the fund it invest a portion of the assets which it allocates to foreign securities to securities of issuers located in emerging market countries. The 5% limit on bonds is no longer relevant and reflects a time when most bonds were listed on an exchange. Currently, bonds generally trade in the over-the-counter market. Eliminating this 5% limit would treat domestic and foreign bonds equally. Emerging market countries are generally considered to be those countries with less developed economies and securities markets. Pioneer believes that this change will broaden the fund's investment universe in a manner that will allow it to invest in potentially higher yielding securities without adding undue risk to the fund's portfolio.

Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o Political, economic and social developments that adversely affect the securities markets
o     Withholding and other foreign taxes may decrease the fund's return

PROPOSAL                 CURRENT FUNDAMENTAL POLICY                    AMENDED NON-FUNDAMENTAL RESTRICTION
                The fund may not:                                   The fund may not:
3(c)            (1)      Purchase any security (other than          (1)      Make any investment inconsistent with
                securities issued or guaranteed by the U.S.         the fund's status as a diversified investment
                Government or its agencies or instrumentalities)    company under the 1940 Act.
                if, immediately after and as a result of such
                investment, (a) more than 5% of the value of the    (2) Invest more than 25% of its assets in
                fund's total assets would be invested in            securities of one or more issuers conducting
                securities of the issuer; (b) the fund would hold   their principal business activities in the same
                more than 10% of the voting securities of the       industry. For purposes of this restriction the
                the  issuer; or (c) more than 25% of the value of   electric utility, natural gas utility, and
                the fund's assets would be invested in a single     telephone industries shall be considered
                industry (each of the electric utility, natural     separate industries.
                gas utility, and telephone industries shall be
                considered as a separate industry for this
                purpose);

 EXPLANATION OF PROPOSAL 3(C). The current restriction combines two separate concepts - diversification and industry concentration. The proposed change would split those two concepts into two separate restrictions and update the language of each to a more modern construction. The first amended restriction would require the fund to comply with the definition of diversification under the 1940 Act, which is slightly more flexible than the definition in the fund's current restriction which applies to 100% of the fund's assets. Under the 1940 Act, a diversified fund is required to comply with the fund's current restrictions only with respect to 75% of its total assets. This amendment, therefore, will provide the fund with additional flexibility to invest more significantly in certain issuers when the adviser determines that an investment presents a special opportunity for the fund. This change would increase the risks of investing in the fund because the fund would become more susceptible to events that effect individual issuers.

PROPOSAL                 CURRENT FUNDAMENTAL POLICY                    AMENDED NON-FUNDAMENTAL RESTRICTION
                The fund may not:                                   The fund may not:
3(d)            (2)      Buy or sell real estate in the ordinary    (3)      Invest in real estate, except that the
                course of its business; provided, however, the      fund may invest in securities of issuers that
                fund may invest in readily marketable debt          invest in real estate or interests therein,
                securities secured by real estate or interests      securities that are secured by real estate or
                therein or issued by companies, including real      interests therein, securities of real estate
                estate investment trusts, which invest in real      investment trusts and mortgage-backed
                estate or interests therein;                        securities.

 EXPLANATION OF PROPOSAL 3(D). This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds but has not been substantively changed.

PROPOSAL                 CURRENT FUNDAMENTAL POLICY                    AMENDED NON-FUNDAMENTAL RESTRICTION
                The fund may not:                                   The fund may not:
3(e)            (3)      By or sell commodities or commodity        (4)      Invest in commodities or commodity
                contracts except interest rate futures contracts,   contracts, except that the fund may invest in
                options on securities, securities indices,          currency instruments and contracts and
                currency and other financial instruments, futures   financial instruments and contracts that might
                contracts on securities, securities indices,        be deemed to be commodities and commodity
                currency and other financial instruments and        contracts.
                options on such futures contracts, forward
                foreign currency exchange contracts, forward
                commitments, securities index put or call
                warrants, interest rate swaps, caps and floors
                and repurchase agreements entered into in
                accordance with the fund's investment policies;

 EXPLANATION OF PROPOSAL 3(E). This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds but has not been substantively changed.

PROPOSAL                 CURRENT FUNDAMENTAL POLICY                    AMENDED NON-FUNDAMENTAL RESTRICTION
                The fund may not:                                   The fund may not:
3(f)            (4)      Underwrite any issue of securities;        (5)       Act as an underwriter, except as it
                                                                     may be deemed to be an underwriter in a sale
                                                                     of restricted securities held in its portfolio.

 EXPLANATION OF PROPOSAL 3(F). This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds but has not been substantively changed.

PROPOSAL                 CURRENT FUNDAMENTAL POLICY                    AMENDED NON-FUNDAMENTAL RESTRICTION
                The fund may not:                                   The fund may not:
3(g)            (5)      Make loans in an aggregate amount in       (6)      Make loans, except by the purchase of
                excess of 10% of the value of the fund's total      debt obligations, by entering into repurchase
                assets, taken at the time any loan is made,         agreements or through the lending of portfolio
                provided that (I) the purchase of debt securities   securities.
                pursuant to the fund's investment objectives
                shall not be deemed loans for the purposes of
                this restriction, (ii) loans of portfolio
                securities as described, from time to time, under
                "Lending of Portfolio Securities" shall be made
                only in accordance with the terms and conditions
                therein set forth and (iii) in seeking a return
                on temporarily available cash, the fund may
                engage in repurchase transactions maturing in one
                week or less and involving obligations of the
                U.S. Government, its agencies or
                instrumentalities.

 EXPLANATION OF PROPOSAL 3(G). This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds but has not been substantively changed.

PROPOSAL                 CURRENT FUNDAMENTAL POLICY                    AMENDED NON-FUNDAMENTAL RESTRICTION
                The fund may not:
3(h)            (6) Sell securities short, except to the            ELIMINATE AS FUNDAMENTAL AND RECLASSIFY AS A
                extent that the fund contemporaneously owns or      NON-FUNDAMENTAL INVESTMENT POLICY OR
                has the right to acquire at no additional cost      RESTRICTION.
                securities identical to those sold short.

 EXPLANATION OF PROPOSAL 3(H). The 1940 Act does not require that this restriction be fundamental. This restriction would continue to be a fund policy but would be reclassified as non-fundamental.

PROPOSAL                 CURRENT FUNDAMENTAL POLICY                    AMENDED NON-FUNDAMENTAL RESTRICTION
                The fund may not:
3(i)            (7)      Purchase securities on margin.             ELIMINATE AS FUNDAMENTAL AND RECLASSIFY AS A
                                                                    NON-FUNDAMENTAL INVESTMENT POLICY OR
                                                                    RESTRICTION.

 EXPLANATION OF PROPOSAL 3(I). The 1940 Act does not require that this restriction be fundamental.

PROPOSAL                 CURRENT FUNDAMENTAL POLICY                    AMENDED NON-FUNDAMENTAL RESTRICTION
                The fund may not:                                   The fund may not:
3(j)            (8)      Borrow money, except that, as a            (7)      Borrow money, except the fund may: (a)
                temporary measure for extraordinary or emergency    borrow from banks or through reverse repurchase
                purposes and not for investment purposes, the       agreements in an amount up to 33 1/3% of the
                fund may borrow up to 5% of the value of its        fund's total assets (including the amount
                total assets at the time of the borrowing;          borrowed); (b) to the extent permitted by
                                                                    applicable law, borrow up to an additional
                                                                    5% of the fund's assets for temporary purposes;
                                                                    (c) obtain such short-term credits as are
                                                                    necessary for the clearance of portfolio transactions;
                                                                    (d) the fund may purchase securities on margin to
                                                                    the extent permitted by applicable law; and (e) engage in
                                                                    transactions in mortgage dollar rolls that are accounted
                                                                    for as financings.



 EXPLANATION OF PROPOSAL 3(J). This restriction has been amended for improved clarity and uniformity among Pioneer mutual funds. The percentage limitation on borrowing has been revised upward from 5% to 33 1/3% of the fund's total assets to conform to the percentage limitation included in the 1940 Act. This change affords the fund additional flexibility to borrow money if Pioneer determines that such borrowing is in the best interests of the fund and is consistent both the fund's investment objective and with the requirements of the 1940 Act.

PROPOSAL                 CURRENT FUNDAMENTAL POLICY                    AMENDED NON-FUNDAMENTAL RESTRICTION
                The fund may not:
3(k)            (9)      Mortgage, pledge, or hypothecate any of    ELIMINATE AS A SEPARATE FUNDAMENTAL RESTRICTION.
                its assets

 EXPLANATION OF PROPOSAL 3(K). The 1940 Act does not require that this restriction be fundamental.

BOARD EVALUATION AND RECOMMENDATION

The trustees believe that the proposed amendments to the fund's fundamental policies and restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposals to changes as described above. If the required approval of a change to a policy or restriction is not obtained, the current investment policy or restriction will continue in effect.

THE TRUSTEES OF YOUR FUND RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO AMEND THE FUND'S INVESTMENT RESTRICTIONS.

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2)  more than 50% of the outstanding shares of the fund.

INFORMATION CONCERNING THE MEETING

OUTSTANDING SHARES AND QUORUM

As of February 26, 1998, _____________ Class A shares _____________ Class B and
__________ Class C shares of beneficial interest of the fund were outstanding. Only shareholders of record on March 5, 1999 are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

OWNERSHIP OF SHARES OF THE FUND

To the knowledge of the fund, as of February 26, 1999, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund.

[WILL NEED TO INSERT TABLE OF 5% AND  SHAREHOLDERS HERE]

SHAREHOLDER PROPOSALS

Your fund is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2000.

SHARES HELD IN RETIREMENT PLANS

PGI, as trustee or custodian of certain retirement plans, is permitted to vote any shares held in such plans and will do so if necessary to obtain a quorum.

PROXIES, QUORUM AND VOTING AT THE MEETING

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the board of trustees, have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the trust present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will NOT be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

OTHER BUSINESS

While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

The cost of preparing, assembling and mailing this proxy statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card will be borne by Pioneer. In addition to soliciting proxies by mail, Pioneer may, at Pioneer's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held in record by such persons.

The fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The fund is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


March 9, 1999

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the [1st] day of [April], 1999, by and between Pioneer Bond Fund, a Massachusetts business trust (the "Current Trust"), and Pioneer Bond Fund, a business trust duly formed under the laws of the State of Delaware (the "Successor Trust").

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 (a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the conversion of the Current Trust into a Delaware business trust.

         In consideration of the premises and of the covenants and agreements hereinafter set forth the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE CURRENT TRUST IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SHARES OF THE SUCCESSOR TRUST; DISSOLUTION OF THE CURRENT TRUST

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Current Trust agrees to transfer all of its assets set forth in paragraph 1.2 and assign and transfer all of its liabilities to the Successor Trust established solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Current Trust. As of the date of this Agreement, the Successor Trust has not issued any shares of beneficial interest or commenced operations, other than such shares as may be issued to Pioneer Investment Management, Inc. ("Pioneer Investments") or one of its affiliates to establish the necessary minimum capitalization for registration with the Securities and Exchange Commission ("SEC"). The Successor Trust agrees that in exchange for all of the assets of the Current Trust (1) the Successor Trust shall assume all of the liabilities of the Current Trust, whether contingent or otherwise, then existing and (2) the Successor Trust shall deliver to the Current Trust the number of full and fractional of each Class of the Successor Trust (the "Successor Trust Shares") equal to the number of each class of Current Trust Shares then outstanding, it being intended that the value of the Successor Trust Shares collectively shall be equal to the value of the assets of the Current Trust transferred to, less the liabilities of Current Trust assumed by, the Successor Trust (the "Net Assets"), as described in paragraph 3.1 on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

         1.2 The assets of the Current Trust to be acquired by the Successor Trust shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Current Trust and other property owned by the Current Trust and any deferred or prepaid expenses shown as assets on the books of the Current Trust on the Closing Date provided for in paragraph 3.1.

         1.3 Immediately upon delivery to the Current Trust of Successor Trust Shares of the Successor Trust, any duly authorized officer of such as the then sole shareholder of the Successor Trust shall (i) elect as Trustees of the Successor Trust the persons who currently serve as Trustees of the Current Trust; (ii) ratify the selection of the independent accountants; (iii) approve a management contract for the Successor Trust with Pioneer Investments in the form most recently approved for the Current Trust; and (iv) adopt the investment objectives, investment policies and investment restrictions of the Current Trust.

         1.4 As provided in paragraph 3.4, on the Closing Date, the Current Trust will distribute in liquidation to its shareholders of record ("Current Trust Shareholders"), determined as of the close of business on the Closing Date, the Successor Trust Shares of each class received from the Successor Trust PRO RATA in proportion to their respective shares of beneficial interest of such class in the Current Trust ("Current Trust Shares"), in exchange for such Current Trust Shares. Such distribution will be accomplished by the transfer of the Successor Trust Shares then credited to the account of the Current Trust on the share records of the Successor Trust to open accounts on those records in the names of such Current Trust Shareholders and representing the respective PRO RATA number of the Successor Trust Shares of each class received from the Successor Trust due such Current Trust Shareholders. The Successor Trust shall not issue certificates representing Successor Trust Shares in connection with such distributions. Fractional Successor Trust Shares shall be rounded to the third place after the decimal point.

         1.5 As soon as practicable after the distribution of the Successor Trust Shares as set forth in Section 1.4, the Current Trust shall be terminated and any such further actions shall be taken in connection therewith as are required by applicable law.

         1.6 Ownership of the Successor Trust Shares by each Successor Trust Shareholder shall be maintained separately on the books of Pioneering Services Corporation as the shareholder services and transfer agent for the Successor Trust.

         1.7 Any transfer taxes payable upon issuance of Successor Trust Shares in a name other than the registered holder of the Current Trust Shares on the books of the Current Trust as of that time shall be paid by the person to whom such Successor Trust Shares are to be distributed as a condition of such transfer.

         1.8 The Current Trust Shareholders holding certificates representing their ownership of shares of beneficial interest of the Current Trust shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Current Trust may require (collectively, an "Affidavit"), to the Current Trust prior to the Closing Date. Any Current Trust certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of shares of beneficial interest of the Current Trust and shall not evidence ownership of the Successor Trust Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Successor Trust subsequent to the Closing Date with respect to Current Trust Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Current Trust Shares received in the Reorganization.

2.       VALUATION

         2.1 The value of the Net Assets of the Current Trust to be acquired hereunder by the Successor Trust shall be the net asset value computed as of the valuation time provided in the then current prospectus of the Current Trust on the Closing Date using the valuation procedures set forth in the then current prospectus or statement of additional information.

         2.2 The value of full and fractional Successor Trust Shares of the Successor Trust to be issued in exchange for the Net Assets of each of the Current Trust shall be equal to the value of such Net Assets on the Closing Date, and the number of such Successor Trust Shares of each class to be issued by the Successor Trust shall equal the number of full and fractional Current Trust Shares of each class of the Current Trust on the Closing Date.

         2.3 All computations of value shall be made by Pioneering Services Corporation as custodian for the Current Trust and the Successor Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The transfer of the assets of the Current Trust in exchange for the assumption by the Successor Trust of the liabilities of the Current Trust and the issuance of Successor Trust Shares to the Current Trust, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Hale and Dorr LLP at 60 State Street, Boston, Massachusetts 02109 on April, 1999 ("Closing Date"), or at such other place or date on or prior to December 31, 1999 as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of the Current Trust or at such other time and or place as the parties may agree.
         3.2 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of the Current Trust are traded is disrupted so that accurate appraisal of the value of the Net Assets of the Current Trust is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

         3.3 The Current Trust shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for the Current Trust and the Successor Trust, of the conversion of the Current Trust to the Successor Trust.

         3.4 Pioneering Services Corporation, as shareholder services and transfer agent for the Current Trust, shall deliver at the Closing certificates as to the conversion on its books and records of the accounts of the shareholders of the Current Trust to accounts as holders of shares of the Successor Trusts. The Successor Trust shall issue and deliver to the Current Trust a confirmation evidencing the shares of Successor Trust to be credited on the Closing Date or provide evidence satisfactory to the Current Trust that such shares of the Successor Trust have been credited to the account of Current Trust on the books of the Successor Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request.

         3.5 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Current Trust shall be presented by the Current Trust to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Current Trust to the Custodian for the account of the Successor Trust on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Current Trust shall be delivered to the Successor Trust by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash of the Current Trust to be delivered shall be in the form of currency or by the Custodian crediting the Successor Trust's account maintained with the Custodian with immediately available funds.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Current Trust represents and warrants as follows:

                  4.1.A. The Current Trust is a business trust duly authorized to exist under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Current Trust, to perform its obligations under this Agreement. The Current Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Current Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

                  4.1.B. The Current Trust is a registered investment company classified as a management company of the open-end diversified type and its registration with the SEC as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

                  4.1.C. The Current Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Declaration of Trust or By-laws, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Current Trust is a party or by which the Current Trust is bound;

                  4.1.D. The Current Trust has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated without liability to the Current Trust on or prior to the Closing Date;

                  4.1.E. No material litigation or administrative proceeding or investigation of or before any court or governmental body presently is pending or threatened against the Current Trust or any of its properties or assets. The Current Trust knows of no facts that might form the basis for the institution of such proceedings and the Current Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  4.1.F. At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Current Trust required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;

                  4.1.G. The Current Trust has elected that it be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;

                  4.1.H. The authorized capital of the Current Trust consists of an unlimited number of shares of beneficial interest, no par value, divided into four classes (Class A, Class B, Class C and Class Y) of one series. All issued and outstanding shares of beneficial interest of the Current Trust are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. The Current Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

                  4.1.I. The information to be furnished by the Current Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

                  4.1.J. All of the issued and outstanding Current Trust Shares will at the time of the Closing be held by the persons and in the amounts as, on behalf of the Current Trust, certified in accordance with the provisions of paragraph 3.4;

                  4.1.K. At the Closing Date, the Current Trust will have good and marketable title to the assets to be transferred to the Successor Trust pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Successor Trust will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act), except as otherwise disclosed in writing and accepted by the Successor Trust;

                  4.1.L. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Current Trust and this Agreement constitutes a valid and binding obligation of the Current Trust enforceable in accordance with its terms, subject to the approval of the Current Trust's shareholders;

                  4.1.M. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Current Trust of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

         4.2      The Successor Trust represents and warrants as follows:

                  4.2.A. The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement; the Successor Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability; the Successor Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted; that as of the date hereof and as of the Closing Date, the Successor Trust consists of one duly established and designated series;

                  4.2.B. The Successor Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Certificate of Trust, Agreement and Declaration of Trust or By-laws of the Successor Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust is a party or by which the Successor Trust is bound;

                  4.2.C. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Successor Trust or any of its properties or assets. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings, and the Successor Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  4.2.D. The Successor Trust intends to qualify as a regulated investment company under Subsection M of the Code for the taxable year in which the Closing occurs and to continue to qualify as such for each taxable year;

                  4.2.E. Other than such shares as may be issued to Pioneer Investments or one of its affiliates to establish the necessary minimum capitalization for registration with the SEC, prior to the Closing Date, there shall be no issued and outstanding Successor Trust Shares or any other securities of the Successor Trust; Successor Trust Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable;

                  4.2.F. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Successor Trust and, this Agreement constitutes a valid and binding obligation of the Successor Trust enforceable against the Successor Trust in accordance with its terms;

                  4.2.G. The information to be furnished by the Successor Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

                  4.2.H. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Successor Trust of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

5.       COVENANTS OF THE CURRENT TRUST AND THE SUCCESSOR TRUST

         5.1 The Current Trust covenants that the Successor Trust Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.2 The Current Trust covenants that it will assist the Successor Trust in obtaining such information as the Successor Trust may reasonably request concerning the beneficial ownership of Current Trust Shares.

         5.3 The Current Trust will, from time to time, as and when requested by the Successor Trust execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Successor Trust may deem necessary or desirable in order to vest in, and confirm to, the Successor Trust, title to, and possession of, all the assets of the Current Trust to be sold, assigned, transferred and delivered to the Successor Trusts hereunder and otherwise to carry out the intent and purpose of this Agreement.

         5.4 The Successor Trust will, from time to time, as and when requested by the Current Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Current Trust may deem necessary or desirable in order to vest in, and confirm to, the Current Trust, title to, and possession of, the Successor Trust Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

         5.5 The Successor Trust shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

         5.6 Subject to the provisions of this Agreement, the Successor Trust and the Current Trust each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.7 As promptly as practicable, but in any event within 60 days after the Closing Date, the Current Trust shall furnish to the Successor Trust, in such form as is reasonably satisfactory to Successor Trust, a statement of the earnings and profits of the Current Trust for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Successor Trust as a result of Section 381 of the Code, and which statement will be certified by the President or Treasurer of Current Trust. The Current Trust covenants that it has no earnings and profits that were accumulated by it or any other entity during a taxable year when it or such entity did not qualify as a regulated investment company under the Code or, if it has such earnings and profits, that it will distribute them to its shareholders prior to the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT TRUST

         The obligations of the Current Trust to consummate the transactions provided for herein shall be subject to the performance by the Successor Trust of all the obligations to be performed by the Successor Trust hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         6.1 All representations and warranties of the Successor Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, and

         6.2 The Successor Trust shall have delivered on the Closing Date to the Current Trust a certificate executed in Successor Trust's name by its President or Vice President, in form and substance satisfactory to the Current Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Successor Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Current Trust shall reasonably request.

         Each of the foregoing conditions precedent may be waived by the Current Trust.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR TRUST

         The obligations of the Successor Trust to consummate the transactions provided for herein shall be subject to the performance by the Current Trust of all the obligations to be performed hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         7.1 All representations and warranties of the Current Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Current Trust shall have delivered to the Successor Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Current Trust as to the portfolio securities of the Current Trust and the federal income tax basis and holding period for each such portfolio security as of the Closing Date; and

         7.3 The Current Trust shall have delivered to the Successor Trust on the Closing Date a certificate executed in the name of the Current Trust by its President or Vice President, in form and substance satisfactory to the Successor Trust, dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Trust shall reasonably request.

         Each of the foregoing conditions precedent may be waived by the Successor Trust.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT TRUST AND THE SUCCESSOR TRUST

         The obligations of the Current Trust and the Successor Trust are subject to the further conditions that on or before the Closing Date:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of each of shareholders of the Current Trust in accordance with applicable law;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with, the transactions contemplated hereby;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Successor Trust or the Current Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Trust or the Current Trust, provided that either party hereto may for itself waive any of such conditions;

         8.4 The President or Vice President of the Successor Trust shall have delivered a certificate to the Current Trust on the Closing Date certifying that the Successor Trust has taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act.

         8.5 The Current Trust and the Successor Trust shall have received on or before the Closing Date an opinion of Hale and Dorr LLP satisfactory to the Current Trust and the Successor Trust, substantially to the effect that for federal income tax purposes:

                  8.5.A. The acquisition of all of the assets of the Current Trust by the Successor Trust solely in exchange for the issuance of Successor Trust Shares to the Current Trust and the assumption by the Successor Trust of all of the liabilities of the Current Trust, followed by the distribution in liquidation by the Current Trust of Successor Trust Shares to the shareholders of in exchange for their shares of the Current Trust and the dissolution of the Current Trust, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Current Trust and the Successor Trust will each be "a party to a reorganization" within the meaning of
         Section 368(b) of the Code;

                  8.5.B. No gain or loss will be recognized by the Current Trust upon (i) the transfer of all of its assets to the Successor Trust solely in exchange for the issuance of Successor Trust Shares to the Current Trust and the assumption by the Successor Trust of the liabilities of the Current Trust and (ii) the distribution by the Current Trust of such Successor Trust Shares to the shareholders of the Current Trust;

                  8.5.C. No gain or loss will be recognized by the Successor Trust upon receipt of all of the assets of the Current Trust solely in exchange for the issuance of the Successor Trust Shares to the Current Trust and the assumption by the Successor Trust of all of the liabilities of the Current Trust;

                  8.5.D. The tax basis of the assets of the Current Trust in the hands of the Successor Trust will be, in each instance, the same as the tax basis of those assets in the hands of the Current Transfer immediately before the transfer;

                  8.5.E. The tax holding period of the assets of the Current Trust in the hands of the Successor Trust will, in each instance, include the tax holding period of the Current Trust;

                  8.5.F. Current Trust Shareholders will not recognize gain or loss upon the exchange of all of their shares of the Current Trust solely for Successor Trust Shares as part of the transaction;

                  8.5.G. The tax basis of the Successor Trust Shares received by Current Trust Shareholders in the transaction will be the same as the tax basis of the shares of the Current Trust surrendered in exchange therefor; and

                  8.5.H. The tax holding period of the Successor Trust Shares received by Current Trust Shareholders will include, for each shareholder, the tax holding period for the Current Trust Shares surrendered in exchange therefor, provided that such Current Trust Shares were held as capital assets on the date of the exchange.

         The Current Trust and the Successor Trust each agree to make and provide representations with respect to the Current Trust and the Successor Trust which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this paragraph 8.5, which opinion may address such other federal income tax consequences, if any, that Hale and Dorr LLP believes to be material to the transaction.

         Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Hale and Dorr LLP set forth in paragraph 8.5, may be waived by that party.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Successor Trust and the Current Trust each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

         9.2 The Current Trust and the Successor Trust shall each be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated; if the transactions are consummated, such expenses of the Current Trust will be assumed by the Successor Trust as part of the transaction.

10.      ENTIRE AGREEMENT

         The Successor Trust and the Current Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.      TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Successor Trust and the Current Trust. In addition, either the Successor Trust or the Current Trust may at its option terminate this Agreement at or prior to the Closing Date because:

                  11.1.A. There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or

                  11.1.B. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, there shall be no liability for damages on the part of the Successor Trust or the Current Trust, or their respective trustees or officers, to the other party or its trustees or officers.

12.      AMENDMENT

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by Current Trust Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Trust Shares to be paid to Current Trust Shareholders under this Agreement to the detriment of Current Trust Shareholders without their further approval.

13.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

         13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         13.5 All persons dealing with the Current Trust and the Successor Trust must look solely to the property of the Current Trust and the Successor Trust for the enforcement of any claims against such Trust as neither the Trustees, officers, agents or shareholders of either Trust assume any personal liability for obligations entered into on behalf of the Current Trust and the Successor Trust.

         13.6 A copy of the Agreement and Declaration of Trust of the Current Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Current Trust as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers, or shareholders of the current Trust individually, but are binding only upon the assets and property of the Current Trust.

14.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Current Trust or the Successor Trusts, each at 60 State Street, Boston, Massachusetts 02109,
Attention: Secretary.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                                       PIONEER BOND FUND,
                                       a Massachusetts business trust,


                                       By:_________________________________
                                       Its:_________________________________


                                       PIONEER BOND FUND,
                                       a Delaware business trust


                                       By:__________________________________
                                       Its:__________________________________

FORM OF PROXY CARD [FRONT]
[landscape oriented on proxy card]
------------------------------------------------------------------------------
PROXY

                                PIONEER BOND FUND
                                 PROXY TABULATOR
                                  P.O BOX 9138
                                HINGHAM, MA 02043

         The undersigned holder of shares of beneficial interest of Pioneer Bond Fund hereby constitutes and appoints Joseph P. Barri, John F. Cogan, Jr., Robert
P. Nault and David D. Tripple, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the special meeting of shareholders of the fund to be held on Tuesday. May 4, 1999 at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, at 2:00 p.m., eastern time, and at any and all adjournments thereof, relating to all shares of the fund held by the undersigned or relating to all shares of the fund held by the undersigned which the undersigned would be entitled to vote or act with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

ITEM 1: To elect the nine (9) trustees to serve on the board of trustees until their successors have been duly elected and qualified. The nominees are:

     John F. Cogan, Jr., Mary K. Bush, Richard H. Egdahl, M.D., Margaret B.W. Graham, John W. Kendrick, Marguerite A. Piret, David D. Tripple,
     Stephen K. West and John Winthrop.

[ ] FOR ELECTING ALL OF THE NOMINEES        [ ] WITHHOLD AUTHORITY TO VOTE FOR
    (EXCEPT AS MARKED TO THE CONTRARY)          ALL NOMINEES

To withhold authority to vote for one or more of the nominees, write the nominee(s) name(s) on the line below:

---------------------------------------


ITEM 2: To approve an Agreement and Plan of Reorganization pursuant to which your fund, which is currently organized as a Massachusetts business trust, would be reorganized as a Delaware business trust

[ ] FOR                     [ ] AGAINST                          [ ] ABSTAIN









ITEMS 3(A)-(K): To amend the fund's fundamental investment policies and restrictions.
[ ] FOR ALL                 [ ] AGAINST ALL                   [ ] FOR ALL EXCEPT

If you do not wish to direct the voting of your shares "For" a particular proposed change, mark the "For All Except" box and check the "Against" box next to the proposed change(s) listed below. Your shares will be voted "For" the remaining proposed changes.

ITEM 3(A): To eliminate the fund's fundamental policy with respect to rating                       [] AGAINST
criteria for debt securities and amend and reclassify the policy as non-fundamental.
-------------------------------------------------------------------------------------------------- -----------------
ITEM 3(B): To eliminate the fund's fundamental policy with respect to investing                    [] AGAINST
in foreign securities and amend and reclassify the policy as non-fundamental.
-------------------------------------------------------------------------------------------------- -----------------
ITEM 3(C): To amend the fund's investment restriction on portfolio                                 [] AGAINST
diversification and concentration.
-------------------------------------------------------------------------------------------------- -----------------
ITEM 3(D): To amend the fund's investment restriction on investing in real estate.                 [] AGAINST
-------------------------------------------------------------------------------------------------- -----------------
ITEM 3(E): To amend the fund's investment restriction on investming in commodities.                [] AGAINST
-------------------------------------------------------------------------------------------------- -----------------
ITEM 3(F): To amend the fund's investment restriction on underwriting securities.                  [] AGAINST
-------------------------------------------------------------------------------------------------- -----------------
ITEM 3(G): To amend the fund's investment restriction on making loans.                             [] AGAINST
-------------------------------------------------------------------------------------------------- -----------------
ITEM 3(H): To eliminate the fund's fundamental investment restriction on selling                   [] AGAINST
securities short and reclassify the restriction as non-fundamental.
-------------------------------------------------------------------------------------------------- -----------------
ITEM 3(I): To eliminate the fund's fundamental investment restriction on                           [] AGAINST
purchasing securities on margin and reclassify the restriction as non-fundamental.
-------------------------------------------------------------------------------------------------- -----------------
ITEM 3(J): To amend the fund's investment restriction on borrowing.                                [] AGAINST
-------------------------------------------------------------------------------------------------- -----------------
ITEM 3(K): To eliminate the fund's investment restriction on pledging assets.                      [] AGAINST
-------------------------------------------------------------------------------------------------- -----------------

FORM OF PROXY CARD [REVERSE]
-------------------------------------------------------------------------------
         SPECIFY YOUR DESIRED ACTION BY CHECK MARKS IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH ITEM. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSALS REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING.

         o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

         o Please sign exactly as your name or names appear in the box on the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

         o If a corporation, please sign in full corporate name by president or other authorized officer.

         o If a partnership, please sign in partnership name by authorized person.

Date ______________________________________________ , 1998

----------------------------------------------------------

----------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES